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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2008


                            BUFFALO WILD WINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

            000-24743                                     31-1455913
     (Commission File Number)                            (IRS Employer
                                                      Identification No.)

                       5500 Wayzata Boulevard, Suite 1600
                          Minneapolis, Minnesota 55416
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 593-9943
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02       Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

         On December 4, 2008, the Board of Directors of Buffalo Wild Wings, Inc. (the "Company") approved Amendment No. 1 to the Company's 2003 Equity Incentive Plan (the "EIP") to permit the deferral of the payout of restricted stock and restricted stock units in the Company's Amended and Restated Deferred Compensation Plan by participants, including executive officers and directors. In addition, the Board approved amendments to restricted stock units granted for fiscal years 2007 and 2008 to permit deferral of the payout of the unvested portion of restricted stock units by the named executive officers for whom compensation disclosure was set forth in the 2008 proxy statement (referred to as "Named Officers"). The Board authorized James M. Schmidt, Executive Vice President and General Counsel, to finalize amendments to such restricted stock units to permit deferral of the payout if desired. In addition, Mr. Schmidt was authorized to finalize changes to the current form of restricted stock unit agreement to be used for grants beginning in fiscal year 2009 to permit deferral if desired. Amendment No. 1 to the EIP is attached hereto as Exhibit 10.1 and is incorporated in this Report as if fully set forth herein.

         On December 4, 2008, pursuant to a recommendation by the Compensation Committee, the Board of Directors adopted the 2009 program under the previously adopted Cash Incentive Plan (the "Plan") for the Named Officers, other than the Chief Executive Officer. A 2009 program for the Chief Executive Officer will be adopted at a later date. The Plan is designed to provide an annual incentive to executive officers based on the achievement of certain financial objectives, as well as individual personal objectives. The financial objectives are set annually by our Board of Directors. Payments under the 2009 program for achievement of Company financial objectives are based on the following: revenue, net income, same-store sales increases, increase in the number of Company locations, and increase in the number of franchise locations.

         The Chief Financial Officer and Executive Vice President, General Counsel may receive cash incentive payments of up to 108% of their base salary for the Company achieving financial objectives and up to an additional 20% of base salary on a discretionary basis for individual performance as determined in the discretion of our Board of Directors. Other executive officers may receive cash incentive payments of up to 76.2% of base salary for achieving financial objectives and up to an additional 15% of base salary for individual performance. The level of the cash incentive amount payable based on Company financial objectives varies depending upon the percentage of the objective that we achieve. If a certain minimum percentage for a Company financial objective is not achieved, no payment is paid for that objective.

         In addition, on December 4, 2008, pursuant to a recommendation by the Compensation Committee, the Board of Directors approved 2009 base salaries for the Company's executive officers, including the Named Officers. The 2009 base salaries for the Named Officers are as follows:


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         Executive Officer and Title                     2009 Base Annual Salary
         ---------------------------                     -----------------------

         Sally J. Smith                                         $560,000
         Chief Executive Officer and President

         Mary J. Twinem                                         $350,000
           Executive Vice President, Chief
           Financial Officer and Treasurer

         James M. Schmidt                                       $295,000
           Executive Vice President,
           General Counsel and Secretary

         Judith A. Shoulak                                      $295,000
           Senior Vice President, Operations

         Kathleen M. Benning                                    $252,000
           Senior Vice President, Marketing and
           Brand Development


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 10, 2008

                                     BUFFALO WILD WINGS, INC.


                                     By    /s/ James M. Schmidt
                                       -----------------------------------------
                                       James M. Schmidt, Executive Vice
                                       President, General Counsel, and Secretary


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

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            BUFFALO WILD WINGS, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
December 4, 2008                                                       000-24743

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                            BUFFALO WILD WINGS, INC.

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EXHIBIT NO.                ITEM

10.1                       Amendment No. 1 to 2003 Equity Incentive Plan


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